NORTH CAROLINA

Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

KOOLBRIDGE SOLAR, INC.

the original of which was filed in this office on the 9th day of October, 2013.

Scan to verify online.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 9th day of October, 2013.

Elaine F. Marshall

Secretary of State

Document Id: C201325500286
Verify this certificate online at www.secretary.state.nc.us/verification

SOSID: 1330011
Date Filed: 10/9/2013 10:21:00 AM
Elaine F. Marshall
North Carolina Secretary of State

C2013 255 00286

State of North Carolina
Department of the Secretary of State

ARTICLES OF AMENDMENT
BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1. The name of the corporation is: KOOLBRIDGE SOLAR, INC.

2. The text of each amendment adopted is as follows (*State below or attach*):

6. Initially Issued Stock

The initially issued shares of the corporation total 21,000,000 shares, which have been purchased by the directors and officers at par according to the following table:

John Stephen Burnett	8000000		
Paul W. Dent	8000000		
J. Phillips L. Johnston	2000000		
Larry D. Zirbel	2000000	Curt W. Thornton	1000000

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

N/A

4. The date of adoption of each amendment was as follows: 8/26/2013

5. (Check either a, b, c, or d, whichever is applicable)

a.____ The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.
b.____ The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.
c.____ The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (*set forth a brief explanation of why shareholder action was not required.*)
N/A

d. ✓ The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

ARTICLES OF AMENDMENT

6. These articles will be effective upon filing, unless a delayed time and date is specified: N/A

This the 29th day of August, 20 13

Koolbridge Solar, Inc.
Name of Corporation

[signature]
Signature

Chairman and CEO
Type or Print Name and Title

JOHN STEPHEN BURNETT

NOTES:
1. Filing fee is $50. This document must be filed with the Secretary of State.

NORTH CAROLINA
Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

KOOLBRIDGE SOLAR, INC.

the original of which was filed in this office on the 14th day of March, 2014.

Scan to verify online.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 14th day of March, 2014.

Elaine F. Marshall

Secretary of State

Document Id: C201406501112
Verify this certificate online at www.secretary.state.nc.us/verification

C201406501112

SOSID: 1330011
Date Filed: 3/14/2014 1:00:00 PM
Elaine F. Marshall
North Carolina Secretary of State

C2014 065 01112

State of North Carolina
Department of the Secretary of State

ARTICLES OF AMENDMENT
BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1. The name of the corporation is: KOOLBRIDGE SOLAR, INC.

2. The text of each amendment adopted is as follows (*State below or attach*):

   6. Initially Issued Stock

   The initially issued shares of the corporation total 21,500,000 shares, which have been purchased by the directors and officers at par according to the following table:

John Stephen Burnett	8,000,000		
Paul W. Dent	8,000,000		
J. Phillips L. Johnston	2,000,000		
Larry D. Zirbel	2,000,000		
Curt W. Thornton	1,000,000	Jeffrey SooHoo	500,000

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

   N/A

4. The date of adoption of each amendment was as follows: March 3, 2014

5. (Check either a, b, c, or d, whichever is applicable)

   a._____The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.
   b._____The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.
   c._____The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (*set forth a brief explanation of why shareholder action was not required.)*

   N/A

   d.__X__The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

ARTICLES OF AMENDMENT
Page 2

6. These articles will be effective upon filing, unless a delayed time and date is specified:
N/A

This the 4th day of March, 20 14

KOOLBRIDGE SOLAR, INC.
Name of Corporation

Signature
JOHN STEPHEN BURNETT
CHAIRMAN & CEO
Type or Print Name and Title

NOTES:
1. Filing fee is $50. This document must be filed with the Secretary of State.